Exhibit 10.4

security agreement

This Security Agreement dated as of August 15, 2022 (“Security Agreement”), is made by and among Accelerate Diagnostics, Inc., a Delaware corporation (“Grantor”), and the secured party listed on the signature page hereto (the “Secured Party”).

Recitals

A.       The Secured Party has made and has agreed to make certain advances of money and to extend certain financial accommodations to Grantor as evidenced by that certain Secured Promissory Note, dated as of August 15, 2022, executed by Grantor in favor of the Secured Party (the “Note”), such advances, future advances, and financial accommodations being referred to herein as the “Loans”.

B.       The Secured Party is willing to make the Loans to Grantor, but only upon the condition, among others, that Grantor shall have executed and delivered to the Secured Party this Security Agreement.

Agreement

Now, Therefore, in order to induce the Secured Party to make the Loans and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, Grantor hereby represents, warrants, covenants and agrees as follows:

1.               Defined Terms. When used in this Security Agreement the following terms shall have the meanings set forth below (such meanings being equally applicable to both the singular and plural forms of the terms defined). Any term used in the UCC and not defined herein shall have the meaning given to such term in the UCC.

“Collateral” shall have the meaning assigned to such term in Section 2 of this Security Agreement.

“Contracts” means all contracts (including any customer, vendor, supplier, service or maintenance contract), personal property leases, licenses, undertakings, purchase orders, permits, franchise agreements or other agreements (other than any right evidenced by Chattel Paper, Documents or Instruments), whether in written or electronic form, in or under which Grantor now holds or hereafter acquires any right, title or interest, including, without limitation, with respect to an Account, any agreement relating to the terms of payment or the terms of performance thereof.

“Copyright License” means any agreement, whether in written or electronic form, in which Grantor now holds or hereafter acquires any interest, granting any right in or to any Copyright or Copyright registration (whether Grantor is the licensee or the licensor thereunder) including, without limitation, licenses pursuant to which Grantor has obtained the exclusive right to use a copyright owned by a third party.

“Copyrights” means all of the following now owned or hereafter acquired or created (as a work for hire for the benefit of Grantor) by Grantor or in which Grantor now holds or hereafter acquires or receives any right or interest, in whole or in part: (a) all copyrights, whether registered or unregistered, held pursuant to the laws of the United States, any State thereof or any other country; (b) registrations, applications, recordings and proceedings in the United States Copyright Office or in any similar office or agency of the United States, any State thereof or any other country; (c) any continuations, renewals or extensions thereof; (d) any registrations to be issued in any pending applications, and shall include any right or interest in and to work protectable by any of the foregoing which are presently or in the future owned, created or authorized (as a work for hire for the benefit of Grantor) or acquired by Grantor, in whole or in part; (e) prior versions of works covered by copyright and all works based upon, derived from or incorporating such works; (f) income, royalties, damages, claims and payments now and hereafter due and/or payable with respect to copyrights, including, without limitation, damages, claims and recoveries for past, present or future infringement; (g) rights to sue for past, present and future infringements of any copyright; and (h) any other rights corresponding to any of the foregoing rights throughout the world.

“Event of Default” means (i) any failure by Grantor forthwith to pay or perform any of the Secured Obligations, (ii) any breach by Grantor of any warranty, representation, or covenant set forth herein, and (iii) any “Event of Default” as defined in the Note.

“Excluded Account” means any Account (including, for the avoidance of doubt, any cash, cash equivalents or other property contained therein) to the extent, and for so long as, such Account (A) is pledged to secure (i) performance of tenders, bids, leases, statutory or regulatory obligations, surety and appeal bonds, government contracts, performance and return-of-money bonds, and other obligations of like nature, in each case, in the ordinary course of business or (ii) liability for reimbursement or indemnification obligations in respect of letters of credit or bank guarantees for the benefit of landlords, in each case whether such pledge is by escrow or otherwise or (B) is used specifically and exclusively for payroll, payroll taxes, workers’ compensation or unemployment compensation premiums or benefits, pension benefits, and other employee wage and benefit payments to or for the benefit of any of Grantor’s or any of its Subsidiary’s employees.

“Excluded Property” means (i) Excluded Accounts (and any assets contained therein), (ii) more than 65% of the presently existing and hereafter arising issued and outstanding shares of capital stock owned by Grantor of any Foreign Subsidiary which shares entitle the holder thereof to vote for directors or any other matter, (iii) “intent-to-use” trademarks at all times prior to the first use thereof, whether by the actual use thereof in commerce, the recording of a statement of use with the United States Patent and Trademark Office or otherwise and (iv) any property, right or asset held by Grantor or any Subsidiary to the extent that a grant of a security interest therein is prohibited by any Requirement of Law of a Governmental Authority or constitutes a breach or default under or results in the termination of or requires any consent not obtained under, any contract, license, agreement, instrument or other document evidencing or giving rise to such property, except (A) to the extent that the terms in such contract, license, instrument or other document providing for such prohibition, breach, default or termination, or requiring such consent are not permitted under this Security Agreement or (B) to the extent that such Requirement of Law or the term in such contract, license, agreement, instrument or other document providing for such prohibition, breach, default or termination or requiring such consent is ineffective under Section 9406, 9407, 9408 or 9409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code of the United States) or principles of equity; provided, however, that such security interest shall attach immediately at such time as such Requirement of Law is not effective or applicable, or such prohibition, breach, default or termination is no longer applicable or is waived, and to the extent severable, shall attach immediately to any portion of the Collateral that does not result in such consequences.

“Foreign Subsidiary” means (i) any Subsidiary other than a Subsidiary organized under the laws of any state within the United States and (ii) any Subsidiary if it has no material assets other than the Equity Interests of one or more Subsidiaries described in clause (i) of this definition.

“Governmental Authority” means the government of any nation or any political subdivision thereof, whether state, local, territory, province or otherwise, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supranational bodies such as the European Union or the European Central Bank).

“Intellectual Property” means any intellectual property, in any medium, of any kind or nature whatsoever, now or hereafter owned or acquired or received by Grantor or in which Grantor now holds or hereafter acquires or receives any right or interest, and shall include, in any event, any copyright, trademark, patent, license, trade secret, customer list, marketing plan, internet domain name (including any right related to the registration thereof), proprietary or confidential information, mask work, source, object or other programming code, invention (whether or not patented or patentable), technical information, procedure, design, knowledge, know-how, software, data base, data, skill, expertise, recipe, experience, process, model, drawing, material or record.

“License” means any Copyright License, Patent License, Trademark License or other license of rights or interests, whether in-bound or out-bound, whether in written or electronic form, now or hereafter owned or acquired or received by Grantor or in which Grantor now holds or hereafter acquires or receives any right or interest, and shall include any renewals or extensions of any of the foregoing thereof.

“Patent License” means any agreement, whether in written or electronic form, in which Grantor now holds or hereafter acquires any interest, granting any right with respect to any invention on which a Patent is in existence (whether Grantor is the licensee or the licensor thereunder).

“Patents” means all of the following in which Grantor now holds or hereafter acquires any interest: (a) all letters patent of the United States or any other country, all registrations and recordings thereof and all applications for letters patent of the United States or any other country, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country; (b) all reissues, divisions, continuations, renewals, continuations-in-part or extensions thereof; (c) all petty patents, divisionals and patents of addition; (d) all patents to issue in any such applications; (e) income, royalties, damages, claims and payments now and hereafter due and/or payable with respect to patents, including, without limitation, damages, claims and recoveries for past, present or future infringement; and (f) rights to sue for past, present and future infringements of any patent.

“Person” means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, other entity or government.

“Pro Rata” means, as to any Secured Party at any time, the percentage equivalent at such time of such Secured Party’s aggregate unpaid principal amount of Loans, divided by the combined aggregate unpaid principal amount of all Loans of all Secured Parties.

“Requirement of Law” means, as to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Secured Obligations” means (a) the obligation of Grantor to repay the Secured Party all of the unpaid principal amount of, accrued interest on (including any interest that accrues after the commencement of bankruptcy) and fees arising under, the Loans and (b) the obligation of Grantor to pay any fees, costs or expenses of the Secured Party under the Note or this Security Agreement.

“Security Agreement” means this Security Agreement, as the same may from time to time be amended, modified, supplemented or restated.

“Subsidiary” means an entity, whether corporate, partnership, limited liability company, joint venture or otherwise, in which Grantor owns or controls fifty percent (50%) or more of the outstanding voting securities.

“Trademark License” means any agreement, whether in written or electronic form, in which Grantor now holds or hereafter acquires any interest, granting any right in and to any Trademark or Trademark registration (whether Grantor is the licensee or the licensor thereunder).

“Trademarks” means any of the following in which Grantor now holds or hereafter acquires any interest: (a) any trademarks, tradenames, corporate names, company names, business names, trade styles, service marks, logos, other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof and any applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country (collectively, the “Marks”); (b) any reissues, extensions or renewals thereof; (c) the goodwill of the business symbolized by or associated with the Marks; (d) income, royalties, damages, claims and payments now and hereafter due and/or payable with respect to the Marks, including, without limitation, damages, claims and recoveries for past, present or future infringement; and (e) rights to sue for past, present and future infringements of the Marks.

“UCC” means the Uniform Commercial Code as the same may from time to time be in effect in the State of Delaware (and each reference in this Security Agreement to an Article thereof (denoted as a Division of the UCC as adopted and in effect in the State of Delaware) shall refer to that Article (or Division, as applicable) as from time to time in effect); provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the Secured Party’s security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Delaware, the term “UCC” shall mean the Uniform Commercial Code (including the Articles thereof) as in effect at such time in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

2.               Grant of Security Interest. As collateral security for the full, prompt, complete and final payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all the Secured Obligations and in order to induce the Secured Party to cause the Loans to be made, Grantor hereby pledges to the Secured Party, and hereby grants to the Secured Party a security interest in, all of Grantor’s right, title and interest in, to and under the following, whether now owned or hereafter acquired (all of which being collectively referred to herein as the “Collateral”):

(a)             All Accounts of Grantor;

(b)            All Chattel Paper of Grantor;

(c)             The Commercial Tort Claims of Grantor;

(d)            All Commodity Accounts of Grantor;

(e)             All Contracts of Grantor;

(f)              All Deposit Accounts of Grantor;

(g)             All Documents of Grantor;

(h)            All General Intangibles of Grantor, including, without limitation, Intellectual Property;

(i)              All Goods of Grantor, including, without limitation, Equipment, Inventory and Fixtures;

(j)              All Instruments of Grantor, including, without limitation, Promissory Notes;

(k)            All Investment Property of Grantor;

(l)              All Letter-of-Credit Rights and Letters of Credit of Grantor;

(m)          All Money of Grantor;

(n)            All Securities Accounts of Grantor;

(o)             All Supporting Obligations of Grantor;

(p)            All property of Grantor held by any Secured Party, or any other party for whom any Secured Party is acting as agent, including, without limitation, all property of every description now or hereafter in the possession or custody of or in transit to any Secured Party or such other party for any purpose, including, without limitation, safekeeping, collection or pledge, for the account of Grantor, or as to which Grantor may have any right or power;

(q)            All other goods and personal property of Grantor, wherever located, whether tangible or intangible, and whether now owned or hereafter acquired, existing, leased or consigned by or to Grantor; and

(r)             To the extent not otherwise included, all Proceeds of each of the foregoing and all accessions to, substitutions and replacements for and rents, profits and products of each of the foregoing.

Notwithstanding the foregoing provisions of this Section 2, the grant, assignment and transfer of a security interest as provided herein shall not extend to, and the term “Collateral” shall not include any Excluded Property.

If this Security Agreement is terminated in accordance with its terms, the lien granted to the Secured Party hereunder shall continue until the Secured Obligations (other than inchoate indemnity obligations) are satisfied in full. At such time, the Collateral shall be released from the liens created hereby, this Security Agreement and all obligations (other than those expressly stated to survive such termination) of the Secured Party and Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall automatically revert to Grantor. Secured Party shall execute such documents, return any Collateral held by the Secured Party hereunder and take such other steps as are reasonably necessary to accomplish the foregoing, all at Grantor’s sole cost and expense.

Upon any sale, lease, transfer or other disposition of any item of Collateral not prohibited by the terms of this Security Agreement or the Note, the Secured Party will, at Grantor’s sole cost and expense, execute and deliver to Grantor such documents as Grantor shall reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted hereby; provided, however, that (i) at the time of such request and such release no Event of Default shall have occurred and be continuing and (ii) Grantor shall have delivered to the Secured Party prior to the date of the proposed release a written request for release describing the item of Collateral, together with a form of release for execution by the Secured Party, and such other information as the Secured Party may reasonably request.

3.               Rights of the Secured Party; Collection of Accounts.

(a)             Notwithstanding anything contained in this Security Agreement to the contrary, Grantor expressly agrees that it shall remain liable under each of its Contracts, Chattel Paper, Documents, Instruments and Licenses to observe and perform all the conditions and obligations to be observed and performed by it thereunder and that it shall perform all of its duties and obligations thereunder, all in accordance with and pursuant to the terms and provisions of each such Contract, Chattel Paper, Document, Instrument, and License. The Secured Party shall not have any obligation or liability under any such Contract, Chattel Paper, Document, Instrument, or License by reason of or arising out of this Security Agreement or the granting to the Secured Party of a lien therein or the receipt by any Secured Party of any payment relating to any such Contract, Chattel Paper, Document, Instrument, or License pursuant hereto, nor shall any Secured Party be required or obligated in any manner to perform or fulfill any of the obligations of Grantor under or pursuant to any such Contract, Chattel Paper, Document, Instrument, or License, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any such Contract, Chattel Paper, Document, Instrument, or License, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

(b)            Upon the occurrence and during the continuance of any Event of Default, the Secured Party authorizes Grantor to collect its Accounts and, at the request of the Secured Party, Grantor shall deliver all original and other documents evidencing and relating to the performance of labor or service which created such Accounts, including, without limitation, all original orders, invoices and shipping receipts.

(c)             The Secured Party may at any time, upon the occurrence and during the continuance of any Event of Default, notify Account Debtors of Grantor, parties to the Contracts of Grantor constituting Collateral, obligors in respect of Instruments of Grantor, and obligors in respect of Chattel Paper of Grantor that the Accounts and the right, title and interest of Grantor in and under such Contracts, Instruments and Chattel Paper have been assigned to the Secured Party and that payments shall be made directly to the Secured Party. Upon the occurrence and during the continuance of any Event of Default, upon the request of the Secured Party, Grantor shall so notify such Account Debtors, parties to such Contracts, obligors in respect of such Instruments and obligors in respect of such Chattel Paper. The Secured Party may, in its name or in the name of others, communicate with such Account Debtors, parties to such Contracts, obligors in respect of such Instruments and obligors in respect of such Chattel Paper to verify with such parties, to the Secured Party’s satisfaction, the existence, amount and terms of any such Accounts, Contracts, Instruments or Chattel Paper.

4.               Representations And Warranties. Grantor hereby represents and warrants to the Secured Party that:

(a)             This Security Agreement creates a legal and valid security interest on and in all of the Collateral in which Grantor now has rights.

(b)            Grantor’s correct legal name and taxpayer identification number are set forth on the signature page hereof. The jurisdiction under whose law Grantor was organized is set forth on the signature page hereof. Grantor’s chief executive office, principal place of business, and the place where Grantor maintains its records concerning the Collateral are presently located at the address set forth on the signature page hereof.

5.               Covenants. Unless the Secured Party otherwise consents (which consent shall not be unreasonably withheld), Grantor covenants and agrees with the Secured Party and the Secured Party that from and after the date of this Security Agreement and until the Secured Obligations have been performed and paid in full and any commitment of the Secured Party to make Loans to Grantor has expired or terminated:

5.1            Change of Name, Jurisdiction of Organization, Relocation of Business. Grantor shall not change its name or jurisdiction of organization or relocate its chief executive office, principal place of business or its records from such address(es) provided to the Secured Party pursuant to Section 4(b) above without at least seven (7) days prior notice to the Secured Party.

5.2            Further Assurances. At any time and from time to time, upon the written request of the Secured Party, and at the sole expense of Grantor, Grantor shall promptly and duly execute and deliver any and all such further instruments and documents and take such further action as the Secured Party may reasonably deem necessary or desirable to obtain the full benefits of this Security Agreement, including, without limitation, executing, delivering and causing to be filed any financing or continuation statements under the UCC with respect to the security interests granted hereby. Grantor also hereby authorizes the Secured Party to file any such financing or continuation statement without the signature of Grantor.

5.3            Insurance. Grantor shall maintain insurance policies insuring the Collateral against loss or damage from such risks and in such amounts and forms and with such companies as are customarily maintained by businesses similar to Grantor.

5.4            Taxes, Assessments, Etc. Grantor shall pay promptly when due all property and other taxes, assessments and government charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Collateral, except to the extent the validity or amount thereof is being contested in good faith and adequate reserves are being maintained in connection therewith.

5.5            Defense of Intellectual Property. Grantor shall use commercially reasonable efforts to (i) protect, defend and maintain the validity and enforceability of all Copyrights, Patents and Trademarks material to Grantor’s business and (ii) detect infringements of all Copyrights, Patents and Trademarks material to Grantor’s business.

6.               Secured Party’s Appointment as Attorney-in-Fact; Performance by Secured Party.

(a)             Subject to Section 6(b) below, Grantor hereby irrevocably constitutes and appoints the Secured Party, and any officer or agent of the Secured Party, with full power of substitution, as its true and lawful attorney-in-fact with full, irrevocable power and authority in the place and stead of Grantor and in the name of Grantor or in its own name, from time to time at the Secured Party’s discretion, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement and, without limiting the generality of the foregoing, hereby gives the Secured Party the power and right, on behalf of Grantor, without notice to or assent by Grantor to do the following:

(i)              to ask, demand, collect, receive and give acquittances and receipts for any and all monies due or to become due under any Collateral and, in the name of Grantor, in its own name or otherwise to take possession of, endorse and collect any checks, drafts, notes, acceptances or other Instruments for the payment of monies due under any Collateral and to file any claim or take or commence any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Secured Party for the purpose of collecting any and all such monies due under any Collateral whenever payable;

(ii)            to pay or discharge any liens, including, without limitation, any tax lien, levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Security Agreement and to pay all or any part of the premiums therefor and the costs thereof, which actions shall be for the benefit of the Secured Party and not Grantor;

(iii)          to (1) direct any person liable for any payment under or in respect of any of the Collateral to make payment of any and all monies due or to become due thereunder directly to the Secured Party or as the Secured Party shall direct, (2) receive payment of any and all monies, claims and other amounts due or to become due at any time arising out of or in respect of any Collateral, (3) sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with Accounts and other Instruments and Documents constituting or relating to the Collateral, (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral, (5) defend any suit, action or proceeding brought against Grantor with respect to any Collateral, (6) settle, compromise or adjust any suit, action or proceeding described above, and in connection therewith, give such discharges or releases as the Secured Party may deem appropriate, (7) license, or, to the extent permitted by an applicable License, sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any Copyright, Patent or Trademark throughout the world for such term or terms, on such conditions and in such manner as the Secured Party shall in its discretion determine and (8) sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Secured Party were the absolute owner thereof for all purposes; and

(iv)           to do, at the Secured Party’s option and Grantor’s expense, at any time, or from time to time, all acts and things which the Secured Party may reasonably deem necessary to protect, preserve or realize upon the Collateral and the Secured Party’s security interest therein in order to effect the intent of this Security Agreement, all as fully and effectively as Grantor might do.

(b)            The Secured Party agrees that, except upon the occurrence and during the continuation of an Event of Default, it shall not exercise the power of attorney or any rights granted to the Secured Party pursuant to this Section 6. Grantor hereby ratifies, to the extent permitted by law, all that said attorney shall lawfully do or cause to be done by virtue hereof. The power of attorney granted pursuant to this Section 6 is a power coupled with an interest and shall be irrevocable until the Secured Obligations are completely and indefeasibly paid and performed in full and the Secured Party no longer have any commitment to make any Loans to Grantor.

(c)             If Grantor fails to perform or comply with any of its agreements contained herein and the Secured Party, as provided for by the terms of this Security Agreement, shall perform or comply, or otherwise cause performance or compliance, with such agreement, the reasonable expenses, including reasonable attorneys’ fees and costs, of the Secured Party incurred in connection with such performance or compliance, together with interest thereon at a rate of interest equal to the highest per annum rate of interest charged on the Loans, shall be payable by Grantor to the Secured Party within five (5) business days of demand and shall constitute Secured Obligations secured hereby.

7.               Rights And Remedies Upon Default. Beginning on the date which is ten (10) business days after any Event of Default shall have occurred and while such Event of Default is continuing:

(a)             The Secured Party, may exercise in addition to all other rights and remedies granted to it under this Security Agreement or the Note, all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, Grantor expressly agrees that in any such event the Secured Party, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon Grantor or any other person, may (i) reclaim, take possession, recover, store, maintain, finish, repair, prepare for sale or lease, shop, advertise for sale or lease and sell or lease (in the manner provided herein) the Collateral, and in connection with the liquidation of the Collateral and collection of the accounts receivable pledged as Collateral, use any Trademark, Copyright, or process used or owned by Grantor and (ii) forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, assign, give an option or options to purchase or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange or broker’s board or at the Secured Party’s offices or elsewhere at such prices as it may deem commercially reasonable, for cash or on credit or for future delivery without assumption of any credit risk. Grantor further agrees, at the Secured Party’s request, to assemble the Collateral and make it available to the Secured Party at places which the Secured Party shall reasonably select, whether at Grantor’s premises or elsewhere. The Secured Party shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale as provided in Section 7(d), below, with Grantor remaining liable for any deficiency remaining unpaid after such application. Grantor agrees that the Secured Party need not give more than twenty (20) days’ notice of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matters.

(b)            Grantor also agrees to pay all fees, costs and expenses of the Secured Party, including, without limitation, reasonable attorneys’ fees, incurred in connection with the enforcement of any of its rights and remedies hereunder.

(c)             Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

(d)            The Proceeds of any sale, disposition or other realization upon all or any part of the Collateral shall be distributed by the Secured Party in the following order of priorities:

First, to the Secured Party in an amount sufficient to pay in full the costs of the Secured Party in connection with such sale, disposition or other realization, including all fees, costs, expenses, liabilities and advances incurred or made by the Secured Party in connection therewith, including, without limitation, reasonable attorneys’ fees;

Second, to the Secured Party in amounts proportional to the Pro Rata share of the then unpaid Secured Obligations of each Secured Party; and

Finally, upon payment in full of the Secured Obligations, to Grantor or its representatives, in accordance with the UCC or as a court of competent jurisdiction may direct.

Notwithstanding the foregoing, the terms of this Security Agreement, and the rights and remedies (including the exercise thereof) of the Secured Party set forth herein, are subject to the terms of the Intercreditor Agreements (as defined in the Note).

8.               [Reserved].

9.               Indemnity. Grantor agrees to defend, indemnify and hold harmless the the Secured Party and its officers, employees, and agents against (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by this Security Agreement and (b) all losses or expenses in any way suffered, incurred, or paid by the Secured Party as a result of or in any way arising out of, following or consequential to the transactions contemplated by this Security Agreement (including without limitation, reasonable attorneys fees and expenses), except for losses arising from or out of the gross negligence or willful misconduct of the Secured Party.

10.            Reinstatement. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Grantor for liquidation or reorganization, should Grantor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of Grantor’s property and assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

11.            Miscellaneous.

11.1         Waivers; Amendments. Any amendment of the Note or this Security Agreement shall require the written consent of Grantor and the Secured Party. Notwithstanding any provision in this Section 11.1 to the contrary, no amendment, modification, termination or waiver affecting or modifying the rights or obligations of the Secured Party hereunder shall be effective unless signed by Grantor and the Secured Party.

11.2         Termination of this Security Agreement. Subject to Section 10 hereof, this Security Agreement shall terminate upon the payment and performance in full of the Secured Obligations and the expiration or termination of any commitment of the Secured Party to make any Loans to Grantor.

11.3         Successor and Assigns. This Security Agreement and all obligations of Grantor hereunder shall be binding upon the successors and assigns of Grantor, and shall, together with the rights and remedies of the Secured Party hereunder, inure to the benefit of the Secured Party, any future holder of any of the Secured Obligations, and their respective successors and assigns. No sales of participations in the Secured Obligations or any portion thereof or interest therein, and no sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Secured Obligations or any portion thereof or interest therein, shall in any manner affect the lien granted to the Secured Party hereunder.

11.4         Governing Law. In all respects, including all matters of construction, validity and performance, this Security Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws, except to the extent that the UCC provides for the application of the law of a different jurisdiction.

11.5         Counterparts; Facsimile or PDF Copies. This Security Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same agreement.  Executed copies of the signature pages of this Security Agreement sent by facsimile or transmitted electronically in Portable Document Format (“PDF”), or any similar format, shall be treated as originals, fully binding and with full legal force and effect, and the parties waive any rights they may have to object to such treatment.

[Signature pages follow.]

In Witness Whereof, each of the parties hereto has caused this Security Agreement to be executed and delivered by its duly authorized officer on the date first set forth above.

Address Of Grantor	Accelerate Diagnostics, Inc.

3950 South Country Club Road, Suite 470	By:	/s/ Jack Phillips
Tucson, AZ 85714	Printed Name: Jack Phillips
Title: President and Chief Executive Officer

Jurisdiction of Organization of Grantor
Delaware

jack w. schuler living trust, as Secured Party

/s/ Jack W. Schuler
Jack W. Schuler, Trustee of the JACK W. SCHULER LIVING TRUST